EXHIBIT (23.2)
                        IMAGING DIAGNOSTIC SYSTEMS, INC.



                  Consent of Independent Certified Public Accountants.

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated
         August 15, 1995, which appears on page F-1 of our financial statements included in the Imaging Diagnostic Systems, Inc. Form 10-KSB, dated September 16, 1995.


                                                     /S/MARGOLIES AND FINK
                                                     MARGOLIES AND FINK

         Pompano Beach, Florida
         May 16, 1996